ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Recharge card	¥ 241,265		¥ 228,655
Refund liability	170,431		190,591
Accrued payroll and employee benefits	61,297		72,715
VAT and other tax payables	4,498		10,680
Professional service fee	6,054		5,881
Payable for advertisement	18,066
Others	12,618		8,574
Total	¥ 514,229	$ 70,760	¥ 517,096